BBH TRUST

BBH U.S GOVERNMENT MONEY MARKET FUND

Institutional Shares (BBSXX)

SUPPLEMENT DATED JANUARY 8, 2025

TO THEPROSPECTUS

DATED FEBRUARY 28, 2024

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Statement of Additional Information.

I.            Fund Valuation Policies

Effective immediately, the first paragraph of the “Fund Valuation Policies section” beginning on page 17 of the Prospectus is deleted in its entirety and replaced by the following:

The Fund’s NAV is normally determined once daily at 5:00 p.m., Eastern Time on each day the NYSE is open for regular trading except when the following federal holidays are observed: Columbus Day and Veterans’ Day (“Business Day”). The Fund does not calculate its NAV on days the NYSE is closed for trading, with the exception of National Days of Mourning. The determination of the Fund’s NAV is made by subtracting from the value of the total net assets of the Fund the amount of its liabilities and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made. The Fund seeks to maintain a stable NAV of $1.00.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.